                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[X]  Soliciting Material Under (S) 240.14a-12

                             Software Spectrum, Inc.
                             -----------------------
                (Name of Registrant as Specified In Its Charter)

                             Software Spectrum, Inc.
                             -----------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

EXTERNAL - PRESS RELEASE TO MEDIA AND INVESTMENT COMMUNITY

FINAL DRAFT




                                                  FOR MORE INFORMATION, CONTACT:

                                                                     Gary Hanson
                                                       Vice President, Marketing
                                                                  (972) 864-5257



           SOFTWARE SPECTRUM TO BE ACQUIRED BY LEVEL 3 COMMUNICATIONS


DALLAS, TEXAS - May 2, 2002 - Software Spectrum, Inc. (Nasdaq:SSPE) and Level 3 Communications, Inc. (Nasdaq:LVLT), today announced they have entered into a definitive merger agreement whereby Level 3 will acquire the Dallas-based global software services provider, marketer and reseller.

A wholly-owned subsidiary of Level 3 has agreed to acquire all of the outstanding shares of Software Spectrum for $37 per share in cash. The Boards of Directors of both Software Spectrum and Level 3 have approved the agreement. In accordance with the merger agreement, the merger is subject to the approval of Software Spectrum's shareholders and certain regulatory approvals. Certain shareholders, representing approximately 28 percent of Software Spectrum's outstanding shares, including Judy Odom, chief executive officer of Software Spectrum, have agreed to vote their shares in favor of the merger. The transaction is expected to close in the third quarter of 2002.

Following closing, Software Spectrum will integrate its operations with Corporate Software, a software distributor, marketer and reseller that was acquired by Level 3 earlier this year. The combined companies will have significant global presence and the extensive resources required to continue to provide outstanding value and services to their customers worldwide. Howard Diamond, chief executive of Corporate Software,

EXTERNAL - PRESS RELEASE TO MEDIA AND INVESTMENT COMMUNITY

Level 3 to Acquire Software Spectrum                                          /2


will serve as chairman of the combined company. Judy Odom, current chairman and chief executive officer of Software Spectrum, will serve as CEO. Keith Coogan will be president and chief operating officer.

"This is a significant opportunity to provide a great value to our shareholders," said Odom. "We are also excited about the long-term opportunities created as a result of combining Software Spectrum and Corporate Software under the umbrella of Level 3 and its significant broadband and technology capabilities."

"The new company will have greater global reach, which is vital to our ability to continue to create outstanding services for our customers," said Keith Coogan, president and chief operating officer of Software Spectrum. "This transaction is good for our shareholders, our employees and our customers."

"Over the past few months Level 3 has moved to significantly expand its information services business," said James Q. Crowe, Level 3's chief executive officer. "We are doing so in order to take advantage of important economic and technology trends, including the continuing convergence of the broadband and software distribution industries. The agreement announced today is a key part of that effort. Software Spectrum is one of the nation's leading providers of software products and related services to Fortune 500 enterprises and other businesses. We believe that integrating their operations with those of our recently acquired Corporate Software subsidiary will deliver a number of short and long term benefits to our company and create value for our shareholders."

In March 2002, Level 3 completed the acquisition of Corporate Software, a private software distribution company based in Norwood, Mass., with annual revenues exceeding $1 billion. "After closing, we will combine the strengths of both Corporate Software and Software Spectrum," Diamond said. "The new company will have breadth and depth of capability and geographical reach that will be unique in the industry."

EXTERNAL - PRESS RELEASE TO MEDIA AND INVESTMENT COMMUNITY

Level 3 to Acquire Software Spectrum                                          /3


About Software Spectrum

Software Spectrum is a global business-to-business software services provider with sales locations, operations and contact centers throughout North America, Europe and Asia/Pacific. The company provides enterprise software management and contact center solutions that help organizations increase business value from information technology. For more information, visit Software Spectrum's Web site at www.softwarespectrum.com.

About Level 3 Communications

Level 3 (Nasdaq:LVLT) is an international communications and information services company offering a wide selection of services including IP services, broadband transport, colocation services and the industry's first Softswitch based services. Its Web address is www.Level3.com.

The company offers information services through its wholly-owned subsidiaries,
(i)Structure and Corporate Software. (i)Structure is an Application Infrastructure Provider that provides managed IT infrastructure services and enables businesses to outsource IT operations. Its Web address is www.i-structure.com.

Corporate Software helps Fortune 500 companies acquire, implement, and manage software. Its Web address is www.corporatesoftware.com.


Forward Looking Statements

This release may contain forward-looking statements that are based on a number of assumptions, including expectations for continued market growth, anticipated revenue and gross margin levels, legal and regulatory proceedings, supplier relationships, market risk, cost savings and efficiencies, and other factors discussed in the management's discussion and analysis section of the company's 2001 Form 10-K and other reports and filings with the Securities and Exchange Commission. Although the

EXTERNAL - PRESS RELEASE TO MEDIA AND INVESTMENT COMMUNITY

Level 3 to Acquire Software Spectrum                                          /4


company believes these assumptions are reasonable, no assurance can be given that they will prove correct. The company's ability to continue to grow its product and contact services businesses and improve operational efficiencies will be key to its success in the future. If the industry's or the company's performance differs materially from these assumptions or estimates, Software Spectrum's actual results could vary significantly from the estimated performance reflected in any forward-looking statements.

Additional Information about the Merger and Where to Find It

Software Spectrum plans to mail a proxy statement to its shareholders in connection with a shareholder meeting to consider and vote on a proposal to approve the merger. Shareholders of the company and other investors are urged to read the proxy statement carefully when it becomes available because it will contain important information about Software Spectrum, the merger and related matters. Shareholders and investors can obtain free copies of the proxy statement when it becomes available by contacting Investor Relations, Software Spectrum, 2140 Merritt Drive, Garland, Texas, 75041, (972) 840-6600. In addition, shareholders and investors will be able to obtain free copies of the proxy statement in connection with the merger and other documents filed by Software Spectrum with the Securities and Exchange Commission at the SEC's web site at www.sec.gov.

Software Spectrum and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of the company's shareholders to approve the proposed merger. Such individuals may have interests in the merger, including as a result of holding options or shares of the company's stock. A detailed list of the names, affiliations and interests of the participants in the solicitation will be contained in the proxy statement that will be filed by Software Spectrum with the SEC.

INTERNAL - POWERPOINT PRESENTATION TO SOFTWARE SPECTRUM EMPLOYEES

                                SOFTWARE SPECTRUM
                                  ANNOUNCEMENT

                            [SOFTWARE SPECTRUM LOGO]

INTERNAL - POWERPOINT PRESENTATION TO SOFTWARE SPECTRUM EMPLOYEES

TODAY'S ANNOUNCEMENT

LEVEL 3 HAS EXECUTED A DEFINITIVE AGREEMENT TO ACQUIRE SOFTWARE SPECTRUM FOR $133 MILLION ($37 PER SHARE)

FOLLOWING CLOSING, SOFTWARE SPECTRUM AND CORPORATE SOFTWARE WILL COMBINE OPERATIONS TO FORM A SINGLE ENTITY HEADQUARTERED IN DALLAS, TEXAS

INTERNAL - POWERPOINT PRESENTATION TO SOFTWARE SPECTRUM EMPLOYEES

KEY INFORMATION

HOWARD DIAMOND WILL SERVE AS CHAIRMAN OF THE BOARD

JUDY ODOM, CO-FOUNDER AND CURRENT CHAIRMAN AND CEO OF SOFTWARE SPECTRUM, WILL SERVE AS CHIEF EXECUTIVE OFFICER

KEITH COOGAN, CURRENT PRESIDENT AND COO OF SOFTWARE SPECTRUM, WILL CONTINUE IN THIS SAME ROLE

THE REMAINDER OF THE OFFICER GROUP WILL BE ANNOUNCED AS WE GET CLOSER TO THE CLOSING OF THE TRANSACTION

INTERNAL - POWERPOINT PRESENTATION TO SOFTWARE SPECTRUM EMPLOYEES

WHY MERGE?

GLOBAL CONSOLIDATION IS INEVITABLE - COMBINED WE BELIEVE WE WILL BE THE MOST COMPELLING VALUE PROPOSITION FOR CUSTOMERS

COMPLEMENTARY STRENGTHS - SOFTWARE SPECTRUM IN NORTH AMERICA AND CORPORATE SOFTWARE IN EUROPE

COMPATIBLE CULTURES

PERVASIVE COMPUTING - SOFTWARE LICENSING EXPERTISE AND COMBINED CUSTOMER BASE WITH LEVEL 3'S FIBER OPTIC NETWORK POSITION US WELL

MEANINGFUL COST SAVINGS WILL HELP SECURE OUR LONG-TERM FUTURE

INTERNAL - POWERPOINT PRESENTATION TO SOFTWARE SPECTRUM EMPLOYEES

WHO IS CORPORATE SOFTWARE?

FOUNDED IN 1983

BASED IN NORWOOD (BOSTON), MA

APPROXIMATELY 800 EMPLOYEES WORLDWIDE

REVENUES IN EXCESS OF $1.1 BILLION

     -    $400 MILLION INTERNATIONAL

CUSTOMERS ARE MANY OF THE FORTUNE 500

     -    5,000 CUSTOMERS

     -    128 COUNTRIES

BUSINESS-TO-BUSINESS RESELLER OF SOFTWARE AND PROVIDER OF SOFTWARE SERVICES

ACQUIRED BY LEVEL 3 IN MARCH 2002

INTERNAL - POWERPOINT PRESENTATION TO SOFTWARE SPECTRUM EMPLOYEES

TRANSITION/TIMELINE

THE MERGER IS EXPECTED TO BE COMPLETED IN THE THIRD QUARTER OF 2002.

JUDY ODOM, KEITH COOGAN AND ROGER KING WILL LEAD THE SOFTWARE SPECTRUM TRANSITION / INTEGRATION TEAM

REPRESENTATIVES OF CORPORATE SOFTWARE WILL BE DESIGNATED AS PART OF THE TRANSITION TEAM AS WELL.

SUBSEQUENT TO CLOSING, INTEGRATION WILL TAKE 60-180 DAYS

INTERNAL - POWERPOINT PRESENTATION TO SOFTWARE SPECTRUM EMPLOYEES

NEXT STEPS

REMAIN FOCUSED ON SERVICING OUR EXISTING CUSTOMERS AND OPERATING OUR TWO
COMPANIES

PLANNING FOR THE LAUNCH OF THE NEW ORGANIZATION

OFFICER TEAM TO BE ESTABLISHED

CHECK THE BUZZ FOR THE LATEST INFORMATION

FURTHER COMMUNICATIONS WILL OCCUR ONCE WE HAVE REGULATORY APPROVAL

INTERNAL - POWERPOINT PRESENTATION TO SOFTWARE SPECTRUM EMPLOYEES

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

Software Spectrum plans to mail a proxy statement to its shareholders in connection with a shareholder meeting to consider and vote on a proposal to approve the merger. Shareholders of the company and other investors are urged to read the proxy statement carefully when it becomes available because it will contain important information about Software Spectrum, the merger and related matters. Shareholders and investors can obtain free copies of the proxy statement when it becomes available by contacting Investor Relations, Software Spectrum, 2140 Merritt Drive, Garland, Texas, 75041, (972) 840-6600. In addition, shareholders and investors will be able to obtain free copies of the proxy statement in connection with the merger and other documents filed by Software Spectrum with the Securities and Exchange Commission at the SEC's web site at www.sec.gov.

INTERNAL - POWERPOINT PRESENTATION TO SOFTWARE SPECTRUM EMPLOYEES

Software Spectrum and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of the company's shareholders to approve the proposed merger. Such individuals may have interests in the merger, including as a result of holding options or shares of the company's stock. A detailed list of the names, affiliations and interests of the participants in the solicitation will be contained in the proxy statement that will be filed by Software Spectrum with the SEC.

INTERNAL - POWERPOINT PRESENTATION TO SOFTWARE SPECTRUM EMPLOYEES

                                   QUESTIONS?

                            [SOFTWARE SPECTRUM LOGO]

INTERNAL - POSTED ON COMPANY INTRANET

                                    EMPLOYEES
                             SOFTWARE SPECTRUM Q & A
                         LAST UPDATED: 05/01/02 4:38 PM

                FOR INTERNAL DISCUSSION ONLY - DO NOT DISTRIBUTE
--------------------------------------------------------------------------------

                                      INDEX

                                                                                                     Page Number
                                                                                                     -----------
GENERAL INFORMATION
1)       Who is Level 3?...................................................................................2
2)       Who is Corporate Software?........................................................................3
3)       Why are we doing this?............................................................................3
4)       Why is Level 3 doing this?........................................................................3
5)       Why Corporate Software?...........................................................................4
6)       Where will the headquarters be located?...........................................................4
7)       How is the transaction structured?................................................................4
8)       What will this mean for customers?................................................................4
9)       Will the company still be public?.................................................................4
10)      Will the Sales Rally, Quadrant II and the Awards Celebration
         take place as planned?............................................................................4
11)      What does this mean for Software Spectrum Contact Services?.......................................5
MANAGEMENT/ORGANIZATION
12)      How will the management of the new company be structured?.........................................5
13)      Will a transition team be identified?.............................................................5
14)      What will the new organization look like?.........................................................5
15)      Will there be staff reductions?...................................................................5
16)      Will there be a hiring freeze?....................................................................5
TRANSITION
17)      How long will the transition take?................................................................6
18)      How will the two companies be integrated?.........................................................6
19)      How can I help?...................................................................................6
20)      How will employees be selected for available positions?...........................................6
21)      Today the agreement was announced and it was stated that closing would occur in the third quarter. What happens in the intervening period?...............................6
22)      What happens after closing?.......................................................................6
23)      What should I do if the press calls?..............................................................6
24)      What should I do if investors call?...............................................................6
25)      How do I handle pricing questions?................................................................7
26)      What do I tell customers? Vendors? Publishers?....................................................7
27)      Who do I contact with questions?..................................................................7
28)      How will business be handled prior to closing?....................................................7
BENEFITS
29)      Will our benefits change?.........................................................................7
30)      Will my service with the company be recognized?...................................................7
31)      Will there be any short-term changes to payroll?..................................................7
32)      How will my annual review/raise be affected?......................................................7
33)      How will this transaction affect bonus programs?..................................................8
34)      What happens to employees' stock options?.........................................................8
35)      Will I receive stock in the new company?..........................................................8
36)      What will happen to my stock I have purchased through
         the employee stock purchase program?..............................................................8
37)      What should I do with shares of Software Spectrum stock that I own (excluding ESPP)...............8
COMMUNICATION
38)      When will we know more?...........................................................................8
39)      How will you keep us updated?.....................................................................8

INTERNAL - POSTED ON COMPANY INTRANET

                                    EMPLOYEES
                             SOFTWARE SPECTRUM Q & A
                         LAST UPDATED: 05/01/02 4:38 PM

                FOR INTERNAL DISCUSSION ONLY - DO NOT DISTRIBUTE
--------------------------------------------------------------------------------

GENERAL INFORMATION

1)   WHO IS LEVEL 3?

     A. Level 3, based in Broomfield, Colorado, is a global communications and information services company offering a wide selection of wholesale fiber optic network services including IP, broadband transport, co-location services and the industry's first Softswitch platform over which it provides voice and dial-up access services.

         Level 3 is focused on selling its communications services to the largest global consumers of bandwidth. Typically, these companies have core businesses that depend on the delivery of bandwidth intensive information. These customers include Regional Bell Operating Companies (RBOC's), long distance providers, Competitive Local Exchange Carriers (CLECs), Internet Service Providers and content and media companies. Two of their top ten customers are companies we are very familiar with
         - AOL and Microsoft. The remaining top 10 customers include Cable & Wireless, Dynegy, Earthlink, France Telecom, Genuity, SBC, United Online and XO Communications. Their customers increasingly order Level 3's services online, allowing their sales teams to provide high value solution consulting. The Level 3 Online Customer Service Center ("Online CSC") is a demonstration of Level 3's commitment to utilize state of the art technology to provide customers unprecedented support tools and service.

         Level 3 has constructed a massive global fiber optic network optimized around Internet Protocol and designed to take advantage of new technologies - both new generations of fiber plus new generations of electronics that are used to "light up" the fiber. The network consists of a U.S. network of 16,000 route miles, a European network of 3,600 route miles, ownership of numerous undersea cables, 6 million square feet of co-location space, and over 930,000 metropolitan fiber miles. While, the troubles of the telecommunications industry have been widely chronicled, Level 3 has positioned itself to take advantage of this by building an upgradeable fiber optic network that includes multi-conduit construction. This enables the company to easily and quickly upgrade the network with latest technology as it become available.

         Additionally, the company is fully funded through free cash flow breakeven. At the end of the first quarter of 2002, Level 3 had available liquidity of approximately $1.8 billion, consisting of $1.1 billon in cash and securities and $650 million under its undrawn revolving credit facility. These two factors are very significant in determining why Level 3 expects to be well positioned when a turnaround in customer demand occurs and to be a viable long-term player in the telecommunications industry.

         Revenues were $1.5 billion for the calendar year ending December 31, 2001 and $386 million for the first quarter 2002. Total assets as of the end of the first quarter were $9 billion Level 3 common stock is traded on the Nasdaq National Market under the symbol LVLT and current market capitalization is approximately $1.6 billion. For more information, visit www.level3.com.

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INTERNAL - POSTED ON COMPANY INTRANET

                                    EMPLOYEES
                             SOFTWARE SPECTRUM Q & A
                         LAST UPDATED: 05/01/02 4:38 PM

                FOR INTERNAL DISCUSSION ONLY - DO NOT DISTRIBUTE
--------------------------------------------------------------------------------

2)   WHO IS CORPORATE SOFTWARE?

     A. Corporate Software, based in Norwood, Massachusetts, is a leading supplier of desktop software and services in North America and Europe, where they have had a strong presence for many years. For the calendar year ending December 31, 2001, Corporate Software revenues exceeded $1.1 billion with approximately $400 million of this coming from outside the United States. Founded in 1983, Corporate Software delivers a full-service offering that helps more than 5,000 customers in 128 countries achieve maximum return on their software investments through dedicated software licensing experts, comprehensive procurement and license management tools, and product selection consultation on business-vertical software, including desktop, storage, security, infrastructure and data management. Their U.S. based customers include Proctor and Gamble, JP Morgan Chase, Dow Chemical, Liberty Mutual and Aetna while their international customers include large companies in the insurance, consulting and consumer products industries. For more information, visit www.corporatesoftware.com.

3)   WHY ARE WE DOING THIS?

     A. We believe that the transaction is in the best interest of all stakeholders in the company. The product services business is a dynamic business in which operating efficiencies and growth are key to providing a competitive and compelling customer offering. Our shareholders will receive a significant premium over the Company's historic market price. Our employees will have career opportunities in a much larger organization that will have greater capabilities over multiple geographies. We will be joining a telecommunications organization with one of the largest and best broadband networks in the world.

         Following the closing, our combined international presence will approximate $600 million in annual revenue while our U.S. annual revenue will aggregate approximately $1.8 billion. We will have opportunities to significantly improve the combined earnings of the two companies through reduced operating expenses resulting from our combined synergies and improved economies of scale. This will allow us to provide a most effective, efficient go-to-market channel for all our suppliers. In addition, Corporate Software has forged relationships with Software Asset Management (SAM) companies and companies that provide tools that we do not sell today. Relationships with companies like Peregrine, iPlanet, Eracent and Intraware - have tools that will complement and enhance these offerings.

         The methods of software licensing and software functionality delivery are changing. We believe that Level 3'ss network of broadband transport capabilities and our software licensing expertise position us to be a leader in providing software and software functionality as pervasive computing (such as Microsoft's .NET strategy) becomes a reality.

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                                    EMPLOYEES
                             SOFTWARE SPECTRUM Q & A
                         LAST UPDATED: 05/01/02 4:38 PM

                FOR INTERNAL DISCUSSION ONLY - DO NOT DISTRIBUTE
--------------------------------------------------------------------------------

4)   WHY IS LEVEL 3 DOING THIS?

     A. Level 3 believes that there are significant short and long term benefits associated with acquiring Software Spectrum. In the short term, there are some synergies that can be realized by integrating the operations of Software Spectrum and Corporate Software, a subsidiary of Level 3. These synergies include customer penetration as well as certain cost cutting opportunities. In the long term, this acquisition helps position the company to take advantage of the convergence of the broadband and software distribution industries. Level 3 believes that the future of information technology will be influenced by the dynamics in the communications industry - specifically the price of moving information. As the price of moving information continues to decrease over time, the way in which the enterprise customer purchases and stores software will change.

5)   WHY CORPORATE SOFTWARE?

     A. Corporate Software has enjoyed a 19-year history of licensing and industry expertise, has a marquis customer list, and is a complementary organization to ours. We have a similar focus on mid- and large-sized corporate accounts and our corporate cultures are similar. Corporate Software will enhance our global strengths and our customer roster.

6)   WHERE WILL THE HEADQUARTERS BE LOCATED?

     A. The combined entity will be headquartered in Dallas, Texas. Decisions regarding where specific employees are going to office will be made as a part of the transition plan.

7)   HOW IS THE TRANSACTION STRUCTURED?

     A. Level 3 will acquire Software Spectrum by means of a merger under which shares of Software Spectrum common stock are converted into the right to receive $37.00 per share in cash.

8)   WHAT WILL THIS MEAN FOR CUSTOMERS?

     A. When the transaction is complete, our customers will enjoy the same great service they have been receiving. Software Spectrum customers will be better served in Europe, and Corporate Software customers will be better served in Asia/Pacific and Japan. We will be able to leverage best practices of both companies to enhance the level of service we provide to all our customers.

9)   WILL THE COMPANY STILL BE PUBLIC?

     A. Following the closing, Software Spectrum will no longer be a publicly held and traded company. We will be a wholly owned subsidiary of Level 3, Inc. a publicly traded company on the NASDAQ stock exchange under the ticker symbol LVLT.

10) WILL THE SALES RALLY, QUADRANT II AND THE AWARDS CELEBRATION TAKE PLACE AS PLANNED?

     A. The Sales Rally will take place as scheduled. We will also schedule a sales meeting with the combined organizations following the close of the transaction. We anticipate this to occur in late July or early August depending on the closing date. The Sales Rally

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                                    EMPLOYEES
                             SOFTWARE SPECTRUM Q & A
                         LAST UPDATED: 05/01/02 4:38 PM

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--------------------------------------------------------------------------------

         in APAC will also be held as currently scheduled. The EMEA Sales Rally is tentative and may be rescheduled to occur after closing.

         Quadrant II will be rescheduled to take place some time after closing.

         The Awards Celebrations will take place as scheduled in each region.

11)  WHAT DOES THIS MEAN FOR SOFTWARE SPECTRUM CONTACT SERVICES?

     A. Level 3 and Corporate Software are not in this business, and we do not anticipate any changes for our Contact Services business at this time. Of interest, two of Level 3'ss largest customers are AOL and Microsoft.

MANAGEMENT/ORGANIZATION

12)  HOW WILL THE MANAGEMENT OF THE NEW COMPANY BE STRUCTURED?

     A. Howard Diamond, CEO of Corporate Software, will become Chairman of the combined companies. Judy Odom will be Chief Executive Officer and Keith Coogan will be President and Chief Operating Officer. Additional positions will be announced as we get closer to the closing date.

13)  WILL A TRANSITION TEAM BE IDENTIFIED?

     A. Yes, Judy Odom, Keith Coogan and Roger King will lead the transition and integration team, which will work with designated Corporate Software counterparts to ensure an efficient and effective transition. Roger King will focus primarily on the EMEA transition and integration. Until we get close to the closing, Software Spectrum will operate on a business as usual basis.

14)  WHAT WILL THE NEW ORGANIZATION LOOK LIKE?

     A. The structure of the combined organization has not been finalized at this point. Final organizational decisions will be announced concurrent with the closing of the transaction.

15)  WILL THERE BE STAFF REDUCTIONS?

     A. There are many questions that can only be answered following the closing. Generally, being part of a larger organization creates opportunity for individuals. However, we anticipate that there will likely be some duplicated functions and positions. Both Corporate Software and Software Spectrum have very talented employees, and we will need to continue to retain the best talent from each company for the combined organization. We will identify the specific positions and individuals who will be impacted by these organization changes as quickly as possible following the closing.

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INTERNAL - POSTED ON COMPANY INTRANET

                                    EMPLOYEES
                             SOFTWARE SPECTRUM Q & A
                         LAST UPDATED: 05/01/02 4:38 PM

                FOR INTERNAL DISCUSSION ONLY - DO NOT DISTRIBUTE
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16)  WILL THERE BE A HIRING FREEZE?

     A. Yes. Until we conclude the personnel planning aspects of our integration plans, we will not hire any new employees unless specifically approved by the President and COO.

TRANSITION

17)  HOW LONG WILL THE TRANSITION TAKE?

     A. Since integration plans will be developed over the next several weeks, we cannot answer this question with certainty at this point in time. We anticipate most of the transition in North America and Asia/Pacific can be completed in 90 days from the date of closing, which is expected to be in the third quarter of 2002. However, some final aspects of the integration could take up to 180 days. In Europe, given the complexities of doing business there and the number of countries we operate in, we anticipate our integration could take longer to complete.

18)  HOW WILL THE TWO COMPANIES BE INTEGRATED?

     A. A transition and integration team comprised of representatives from key departments in both companies will be responsible for the integration.

19)  HOW CAN I HELP?

     A. Continue your focus on providing world class service to our customers and live the Spectrum Promise. In particular focus on Practice #4 - Smile! Enjoy what you do. Always maintain a positive attitude and behavior with customers and each other.

20)  HOW WILL EMPLOYEES BE SELECTED FOR AVAILABLE POSITIONS?

     A. The company intends to follow its historic selection practices to identify the best candidates for available positions.

21) TODAY THE AGREEMENT WAS ANNOUNCED AND IT WAS STATED THAT CLOSING WOULD OCCUR IN THE THIRD QUARTER. WHAT HAPPENS IN THE INTERVENING PERIOD?

     A. First and foremost, we continue to operate our business as we always have and provide great customer service and support. We will continue to compete with Corporate Software during this period. Software Spectrum will take steps required to call a special meeting of shareholders to vote on the merger proposal. Following the shareholder vote, and subject to regulatory approvals, the merger will be completed and the shareholder will be paid the cash consideration for their shares of Software Spectrum stock.

22)  WHAT HAPPENS AFTER CLOSING?

     A. Once the transaction has been successfully completed, we will begin the task of integrating and growing the combined business, as rapidly and smoothly as possible.

INTERNAL - POSTED ON COMPANY INTRANET

                                    EMPLOYEES
                             SOFTWARE SPECTRUM Q & A
                         LAST UPDATED: 05/01/02 4:38 PM

                FOR INTERNAL DISCUSSION ONLY - DO NOT DISTRIBUTE
--------------------------------------------------------------------------------

23)  WHAT SHOULD I DO IF THE PRESS CALLS?

     A. Please refer all calls from the media to Maxine Levy, Public Relations Manager, at ext. 7887 or Gary Hanson at 5257.

24)  WHAT SHOULD I DO IF INVESTORS CALL?

     A. Please refer all investor calls to Tammy Dana-Bashian at ext. 5214 or Jim Brown at ext. 5999.

25)  HOW DO I HANDLE PRICING QUESTIONS?

     A. Pricing questions / processes will remain unchanged. It is very important to remember that we conduct our business as usual between the time of announcement and closing. We must continue to grow our business and remain focused on providing outstanding service to our customers.

26)  WHAT DO I TELL CUSTOMERS? VENDORS? PUBLISHERS?

     A. We believe this will be a very positive transaction for both our customers and suppliers. Scripts have been created for each of these audiences, and they should be utilized to guide your spoken communications. These will be available on the Buzz. These documents should not be copied. Prior to the transaction closing, nothing changes as we continue to follow the same processes as today.

27)  WHO DO I CONTACT WITH QUESTIONS?

     A. Your Director or Officer should be your first point of contact. A link has been established on the Buzz where you can submit questions and answers will be posted.

28)  HOW WILL BUSINESS BE HANDLED PRIOR TO CLOSING?

     A. Day-to-day business activities will not change. We continue to treat Corporate Software as a competitor, just as we always have.

BENEFITS

29)  WILL OUR BENEFITS CHANGE?

     A.  We are not anticipating any immediate or near-term changes.

30)  WILL MY SERVICE WITH THE COMPANY BE RECOGNIZED?

     A.  Software Spectrum service will be recognized.

INTERNAL - POSTED ON COMPANY INTRANET

                                    EMPLOYEES
                             SOFTWARE SPECTRUM Q & A
                         LAST UPDATED: 05/01/02 4:38 PM

                FOR INTERNAL DISCUSSION ONLY - DO NOT DISTRIBUTE
--------------------------------------------------------------------------------

31)  WILL THERE BE ANY SHORT-TERM CHANGES TO PAYROLL?

     A.  No. The payroll schedule will not change in the short term.

32)  HOW WILL MY ANNUAL REVIEW / RAISE BE AFFECTED?

     A. We anticipate "business as usual" with our Focal Point review date (October 1, 2002 in North America and EMEA and November 1, 2002 in
         APAC). However, we will be reviewing our benefits programs as well as HR policies as part of the transition plan and will communicate any changes as soon as possible following the close.

33) HOW WILL THIS TRANSACTION AFFECT BONUS PROGRAMS (PI'S, COMMISSION, ANNUAL BONUS PLANS)?

     A. There will be no changes to existing programs prior to closing. We will provide information concerning any compensation program changes if any, as soon as possible following the close.

34)  WHAT HAPPENS TO EMPLOYEES' STOCK OPTIONS?

     A. Employees' stock options will vest at completion of the offer to purchase, and option holders will receive payment at closing for the difference between the sale price, $37 per share, and the aggregate option price, less applicable withholding taxes.

35)  WILL I RECEIVE STOCK OR OPTIONS IN THE NEW COMPANY?

     A. Following the transaction, we will be a subsidiary of a public company and our current stock option program and Employee Stock Purchase Plan will no longer be available.

36) WHAT WILL HAPPEN TO THE STOCK I HAVE PURCHASED THROUGH THE EMPLOYEE STOCK PURCHASE PROGRAM (ESPP)?

     A. As a shareholder of the Company, you will be entitled to vote to approve the merger and you will receive $37 for each share of Software Spectrum stock you own upon completion of the merger. Purchases through payroll deductions for the ESPP will cease immediately.

37) WHAT SHOULD I DO WITH SHARES OF SOFTWARE SPECTRUM STOCK THAT I CURRENTLY OWN (EXCLUDING SHARES HELD IN THE ESPP)?

     A. You will receive proxy materials in the near future relating to the merger.

INTERNAL - POSTED ON COMPANY INTRANET

                                    EMPLOYEES
                             SOFTWARE SPECTRUM Q & A
                         LAST UPDATED: 05/01/02 4:38 PM

                FOR INTERNAL DISCUSSION ONLY - DO NOT DISTRIBUTE
--------------------------------------------------------------------------------

COMMUNICATION

38)  WHEN WILL WE KNOW MORE?

     A. As we get closer to closing, we will provide more details to you. There will be several weeks where the primary activities will be related to communicating with our shareholders and seeking necessary government approvals. We will notify you once the requisite government approvals have been obtained, which allows us to then identify the closing date.

39)  HOW WILL YOU KEEP US UPDATED?

     A. Employees will be kept updated through a variety of methods including: departmental meetings, email updates and Buzz postings.

*****************************

ANSWER FOR QUESTIONS THAT WE DO NOT KNOW THE ANSWER.

Officers / Directors:

If you are asked a question that you are unable to answer, please respond as follows:

     A. There are many details that are being finalized during this transition period. While I don't know that specific answer, we will add this question and its answer, when known, to the document so that all employees will be able to see it. Everyone should check the Buzz often as it will be a central repository for information and will be updated frequently.

Note: All unanswered questions should be forwarded to Gary Hanson. Gary will research answers and ensure they are posted on the Buzz.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

Software Spectrum plans to mail a proxy statement to its shareholders in connection with a shareholder meeting to consider and vote on a proposal to approve the merger. Shareholders of the company and other investors are urged to read the proxy statement carefully when it becomes available because it will contain important information about Software Spectrum, the merger and related matters. Shareholders and investors can obtain free copies of the proxy statement when it becomes available by contacting Investor Relations, Software Spectrum, 2140 Merritt Drive, Garland, Texas, 75041, (972) 840-6600. In addition, shareholders and investors will be able to obtain free copies of the proxy statement in connection with the merger

INTERNAL - POSTED ON COMPANY INTRANET

                                    EMPLOYEES
                             SOFTWARE SPECTRUM Q & A
                         LAST UPDATED: 05/01/02 4:38 PM

                FOR INTERNAL DISCUSSION ONLY - DO NOT DISTRIBUTE
--------------------------------------------------------------------------------

and other documents filed by Software Spectrum with the Securities and Exchange Commission at the SEC's web site at www.sec.gov.

Software Spectrum and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of the company's shareholders to approve the proposed merger. Such individuals may have interests in the merger, including as a result of holding options or shares of the company's stock. A detailed list of the names, affiliations and interests of the participants in the solicitation will be contained in the proxy statement that will be filed by Software Spectrum with the SEC.

INTERNAL - COMPANY INTRANET

Buzz Announcement

FROM JUDY ODOM AND KEITH COOGAN:
--------------------------------------------------------------------------------

We are pleased to inform you that today we entered into a definitive agreement to be acquired by Level 3. You may recall that recently Level 3 acquired Corporate Software.

We are very excited about this merger both because it reflects on the recognition value of our organization and because we believe that it will allow us to continue to grow and flourish in an increasingly competitive and rapidly evolving industry. We believe this combination is good for all Software Spectrum stakeholders and will help to secure our long-term success.

Howard Diamond, Chairman of Corporate Software, will serve as Chairman of the combined company. Judy Odom, your current Chairman and Chief Executive Officer of Software Spectrum, will serve as CEO of the expanded organization and Keith Coogan will continue with the organization serving as President and Chief Operating Officer. Further details regarding the remainder of the officer management team will be communicated as we get closer to closing.

Between now and closing, we will utilize a variety of communication methods to keep you updated on our progress and integration plans - including the Buzz where you can post any questions you may have. Your Officer or Director will be happy to answer your questions in meetings scheduled for today.

Until closing, it is most important that all of us remain focused on running our company as usual by providing the professional service and support that our customers have come to rely on. We will continue to compete with Corporate Software until the transaction is closed.

For your reference, attached is a copy of today's press release along with an initial question and answer document.

Thank you for making this significant combination possible, and thank you in advance for your support as we integrate these two outstanding companies to become the indisputable leader of our industry.

Judy Odom                               Keith Coogan
Chairman and CEO                        President and COO


ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

Software Spectrum plans to mail a proxy statement to its shareholders in connection with a shareholder meeting to consider and vote on a proposal to approve the merger. Shareholders of the company and other investors are urged to read the proxy statement

INTERNAL - COMPANY INTRANET

carefully when it becomes available because it will contain important information about Software Spectrum, the merger and related matters. Shareholders and investors can obtain free copies of the proxy statement when it becomes available by contacting Investor Relations, Software Spectrum, 2140 Merritt Drive, Garland, Texas, 75041, (972) 840-6600. In addition, shareholders and investors will be able to obtain free copies of the proxy statement in connection with the merger and other documents filed by Software Spectrum with the Securities and Exchange Commission at the SEC's web site at www.sec.gov.

Software Spectrum and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of the company's shareholders to approve the proposed merger. Such individuals may have interests in the merger, including as a result of holding options or shares of the company's stock. A detailed list of the names, affiliations and interests of the participants in the solicitation will be contained in the proxy statement that will be filed by Software Spectrum with the SEC.

Internal - email to employees

E-Mail to all NA Employees

FROM JUDY ODOM AND KEITH COOGAN:
--------------------------------------------------------------------------------

We are pleased to inform you that today we entered into a definitive agreement to be acquired by Level 3. You may recall that recently Level 3 acquired Corporate Software. Following closing, Software Spectrum and Corporate Software will combine operations to form a single entity headquartered in Dallas.

We are very excited about this merger both because it reflects on the recognition value of our organization and because we believe that it will allow us to continue to grow and flourish in an increasingly competitive and rapidly evolving industry. We believe this combination is good for all Software Spectrum stakeholders and will help to secure our long-term success.

We anticipate that closing will occur in the third quarter of 2002, and it is subject to approval of our shareholders as well as regulatory approvals. Upon closing, Howard Diamond, Chairman of Corporate Software, will serve as Chairman of the combined company. Judy Odom, your current Chairman and Chief Executive Officer of Software Spectrum, will serve as CEO of the expanded organization and Keith Coogan will continue with the organization serving as President and Chief Operating Officer. Further details regarding the remainder of the officer management team will be communicated as we get closer to closing.

Between now and closing, we will utilize a variety of communication methods to keep you updated on our progress and integration plans - including the Buzz where you can post any questions you may have. Your Officer or Director will be happy to answer your questions in meetings scheduled for this morning.

Until closing, it is most important that all of us remain focused on running our company as usual by providing the professional service and support that our customers have come to rely on. We will continue to compete with Corporate Software until the transaction is closed.

For your reference, a copy of today's press release along with an initial question and answer document can be found on the Buzz.

Thank you for making this significant combination possible, and thank you in advance for your support as we integrate these two outstanding companies to become what we believe will be the indisputable leader of our industry.


ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

Software Spectrum plans to mail a proxy statement to its shareholders in connection with a shareholder meeting to consider and vote on a proposal to approve the merger.

Internal - email to employees

Shareholders of the company and other investors are urged to read the proxy statement carefully when it becomes available because it will contain important information about Software Spectrum, the merger and related matters. Shareholders and investors can obtain free copies of the proxy statement when it becomes available by contacting Investor Relations, Software Spectrum, 2140 Merritt Drive, Garland, Texas, 75041, (972) 840-6600. In addition, shareholders and investors will be able to obtain free copies of the proxy statement in connection with the merger and other documents filed by Software Spectrum with the Securities and Exchange Commission at the SEC's web site at www.sec.gov.

Software Spectrum and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of the company's shareholders to approve the proposed merger. Such individuals may have interests in the merger, including as a result of holding options or shares of the company's stock. A detailed list of the names, affiliations and interests of the participants in the solicitation will be contained in the proxy statement that will be filed by Software Spectrum with the SEC.

INTERNAL - EMAIL TO EMPLOYEES

E-Mail to all EMEA Employees

FROM JUDY ODOM AND KEITH COOGAN:
--------------------------------------------------------------------------------

We are pleased to inform you that today we entered into a definitive agreement to be acquired by Level 3. You may recall that recently Level 3 acquired Corporate Software. Following closing, Software Spectrum and Corporate Software will combine operations to form a single entity headquartered in Dallas.

We are very excited about this merger both because it reflects on the recognition value of our organization and because we believe that it will allow us to continue to grow and flourish in an increasingly competitive and rapidly evolving industry. We believe this combination is good for all Software Spectrum stakeholders and will help to secure our long-term success.

We anticipate that closing will occur in the third quarter of 2002, and it is subject to approval of our shareholders as well as regulatory approvals. Upon closing, Howard Diamond, Chairman of Corporate Software, will serve as Chairman of the combined company. Judy Odom, your current Chairman and Chief Executive Officer of Software Spectrum, will serve as CEO of the expanded organization and Keith Coogan will continue with the organization serving as President and Chief Operating Officer. Further details regarding the remainder of the officer management team will be communicated as we get closer to closing.

This merger is particularly meaningful for our business in EMEA as Corporate Software has a significant presence in this marketplace generating annual revenues of approximately $400 million.

Between now and closing, we will use a variety of communication methods to keep you updated on our progress and integration plans - including the Buzz where you can submit any questions you may have. Michael Charter will be happy to answer your questions in meetings scheduled for 1300 gmt today. The phone number to access the meeting for those outside the office is 1-816-650-0631, passcode #42451.

Until closing, it is most important that all of us remain focused on running our company as usual by providing the professional service and support that our customers have come to rely on. We will continue to compete with Corporate Software until the transaction is closed.

For your reference, a copy of today's press release along with an initial question and answer document can be found on the Buzz.

Thank you for making this significant combination possible, and thank you in advance for your support as we integrate these two outstanding companies to become what we believe will be the indisputable leader of our industry.

INTERNAL - EMAIL TO EMPLOYEES

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

Software Spectrum plans to mail a proxy statement to its shareholders in connection with a shareholder meeting to consider and vote on a proposal to approve the merger. Shareholders of the company and other investors are urged to read the proxy statement carefully when it becomes available because it will contain important information about Software Spectrum, the merger and related matters. Shareholders and investors can obtain free copies of the proxy statement when it becomes available by contacting Investor Relations, Software Spectrum, 2140 Merritt Drive, Garland, Texas, 75041, (972) 840-6600. In addition, shareholders and investors will be able to obtain free copies of the proxy statement in connection with the merger and other documents filed by Software Spectrum with the Securities and Exchange Commission at the SEC's web site at www.sec.gov.

Software Spectrum and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of the company's shareholders to approve the proposed merger. Such individuals may have interests in the merger, including as a result of holding options or shares of the company's stock. A detailed list of the names, affiliations and interests of the participants in the solicitation will be contained in the proxy statement that will be filed by Software Spectrum with the SEC.

INTERNAL - EMAIL TO EMPLOYEES

APAC EMPLOYEE EMAIL

FROM JUDY ODOM AND KEITH COOGAN:
--------------------------------------------------------------------------------

We are pleased to inform you that today we entered into a definitive agreement to be acquired by Level 3. You may recall that recently Level 3 acquired Corporate Software. Following closing, Software Spectrum and Corporate Software will combine operations to form a single entity headquartered in Dallas.

We are very excited about this merger both because it reflects on the recognition value of our organization and because we believe that it will allow us to continue to grow and flourish in an increasingly competitive and rapidly evolving industry. We believe this combination is good for all Software Spectrum stakeholders and will help to secure our long-term success.

We anticipate that closing will occur in the third quarter of 2002, and it is subject to approval of our shareholders as well as regulatory approvals. Upon closing, Howard Diamond, Chairman of Corporate Software, will serve as Chairman of the combined company. Judy Odom, your current Chairman and Chief Executive Officer of Software Spectrum, will serve as CEO of the expanded organization and Keith Coogan will continue with the organization serving as President and Chief Operating Officer. Further details regarding the remainder of the officer management team will be communicated as we get closer to closing.

This merger will not have a large impact on our APAC business as Corporate Software employs only 4 people in Singapore and 1 in Australia.

Between now and closing, we will utilize a variety of communication methods to keep you updated on our progress and integration plans.- including the Buzz where you can submit any questions you may have. Andrea Della Mattea will be happy to answer your questions in meetings scheduled for 8:30 am Sydney time for ANZ employees. Employees in Hong Kong and Singapore can meet with Andrea via conference call at 10:00 am Sydney time. Andrea will provide you a phone number for the conference call.

Until closing, it is most important that all of us remain focused on running our company as usual by providing the professional service and support that our customers have come to rely on. We will continue to compete with Corporate Software until the transaction is closed.

For your reference, a copy of today's press release along with an initial question and answer document can be found on the Buzz.

Thank you for making this significant combination possible, and thank you in advance for your support as we integrate these two outstanding companies to become what we believe will be the indisputable leader of our industry.

INTERNAL - EMAIL TO EMPLOYEES

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

Software Spectrum plans to mail a proxy statement to its shareholders in connection with a shareholder meeting to consider and vote on a proposal to approve the merger. Shareholders of the company and other investors are urged to read the proxy statement carefully when it becomes available because it will contain important information about Software Spectrum, the merger and related matters. Shareholders and investors can obtain free copies of the proxy statement when it becomes available by contacting Investor Relations, Software Spectrum, 2140 Merritt Drive, Garland, Texas, 75041, (972) 840-6600. In addition, shareholders and investors will be able to obtain free copies of the proxy statement in connection with the merger and other documents filed by Software Spectrum with the Securities and Exchange Commission at the SEC's web site at www.sec.gov.

Software Spectrum and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of the company's shareholders to approve the proposed merger. Such individuals may have interests in the merger, including as a result of holding options or shares of the company's stock. A detailed list of the names, affiliations and interests of the participants in the solicitation will be contained in the proxy statement that will be filed by Software Spectrum with the SEC.

INTERNAL - VOICE MESSAGE TO EVERY EMPLOYEE

JUDY ODOM VOICEMAIL SCRIPT (MAY 2, 2002) - SOFTWARE SPECTRUM EMPLOYEES
--------------------------------------------------------------------------------

Good morning, this is Judy Odom with a message to all Software Spectrum employees.

I am pleased to share with you that earlier today we announced that we have signed a definitive merger agreement with Level 3. You may recall that Level 3 recently acquired Corporate Software. Our business and Corporate Software's will be combined as a wholly-owned subsidiary of Level 3, creating a software provider with revenues in excess of $2 Billion.

This combination is very exciting and helps to ensure our long-term success. The combined companies will have enhanced global presence and the extensive technical resources required to continue to provide outstanding value and services to our customers worldwide.

The transaction is expected to close in the third quarter of 2002, pending the necessary approvals. During this period, your Director and Officer will move quickly to communicate specific details as they become available. Also, this morning your Officer and Director will be leading a meeting where they will provide additional information to you, share the press release, and provide time for Q & A. You should also keep your eye on the Buzz for up-to-date information.

Now, I need your help in seeing that during this transition, we remain focused on continuing to provide the best of care to our customers (as always!)

Have a great day.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

Software Spectrum plans to mail a proxy statement to its shareholders in connection with a shareholder meeting to consider and vote on a proposal to approve the merger. Shareholders of the company and other investors are urged to read the proxy statement

INTERNAL - VOICE MESSAGE TO EVERY EMPLOYEE

carefully when it becomes available because it will contain important information about Software Spectrum, the merger and related matters. Shareholders and investors can obtain free copies of the proxy statement when it becomes available by contacting Investor Relations, Software Spectrum, 2140 Merritt Drive, Garland, Texas, 75041, (972) 840-6600. In addition, shareholders and investors will be able to obtain free copies of the proxy statement in connection with the merger and other documents filed by Software Spectrum with the Securities and Exchange Commission at the SEC's web site at www.sec.gov.

Software Spectrum and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of the company's shareholders to approve the proposed merger. Such individuals may have interests in the merger, including as a result of holding options or shares of the company's stock. A detailed list of the names, affiliations and interests of the participants in the solicitation will be contained in the proxy statement that will be filed by Software Spectrum with the SEC.

INTERNAL - POSTED ON COMPANY INTRANET

SALES RALLY/QUADRANT II ANNOUNCEMENT - BUZZ

In light of the recent announcement, there are some revisions to schedules for upcoming planned events.

Sales Rally

The North America Sales Rally will continue as scheduled. It will be held Sunday, May 5 - Wednesday, May 8 at the Hotel Intercontinental in Dallas, Texas. The APAC Sales Rally will also continue as planned for May 20 - 23. The EMEA Sales Rally is tentatively scheduled for July. It is currently being evaluated in light of the possible closing of the Level 3 acquisition around the same time. A decision will be made soon.

Awards Celebration

The North America Awards Celebration will be held on Wednesday, May 8 as originally scheduled. The APAC and EMEA Awards Celebrations will also be held as currently scheduled.

Quadrant II

QII will be rescheduled for a later time following close of the transaction. The intent is to ensure we have the entire team from the combined company together for this important planning event.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

Software Spectrum plans to mail a proxy statement to its shareholders in connection with a shareholder meeting to consider and vote on a proposal to approve the merger. Shareholders of the company and other investors are urged to read the proxy statement carefully when it becomes available because it will contain important information about Software Spectrum, the merger and related matters. Shareholders and investors can obtain free copies of the proxy statement when it becomes available by contacting Investor Relations, Software Spectrum, 2140 Merritt Drive, Garland, Texas, 75041, (972) 840-6600. In addition, shareholders and investors will be able to obtain free copies of the proxy statement in connection with the merger and other documents filed by Software Spectrum with the Securities and Exchange Commission at the SEC's web site at www.sec.gov.

Software Spectrum and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of the company's shareholders to approve the proposed merger. Such individuals may have interests in the merger, including as a result of holding options or shares of the company's stock. A detailed list of the names, affiliations and interests of the participants in the solicitation will be contained in the proxy statement that will be filed by Software Spectrum with the SEC.

INTERNAL - LIMITED DISTRIBUTION TO EMPLOYEES INTERACTING WITH CUSTOMERS - NO EXTERNAL DISTRIBUTION

                                    CUSTOMERS
                             SOFTWARE SPECTRUM Q & A
                         LAST UPDATED: 05/01/02 4:39 PM

                FOR INTERNAL DISCUSSION ONLY - DO NOT DISTRIBUTE
--------------------------------------------------------------------------------

                                      INDEX


                                                                                                     Page Number
                                                                                                     -----------

1)       Who is Level 3?...................................................................................2

2)       Why are we doing this?............................................................................2

3)       Why is this good for me as a customer.............................................................3

4)       Where will the headquarters be located?...........................................................3

5)       How will the management of the new company be structured?.........................................3

6)       How long will the transition take?................................................................4

7)       How will the two companies be integrated?.........................................................4

8)       Today the agreement was announced and it was stated that closing would occur in the third quarter. What happens in the intervening period?...............................4

9)       What happens after closing?.......................................................................4

10)      Who do I call if I have pricing questions?........................................................4

11)      Will my contacts at Software Spectrum change?.....................................................4

12)      How will you keep us updated?.....................................................................5

13)      What should I do if I do business with both Software Spectrum and Corporate Software?...........................................................................6

14)      What effect will this have on my contracts?.......................................................6

15)      How will my account be serviced during the interim?...............................................6

16)      Who do I call if I need to place an order?........................................................6

17)      A Software Spectrum representative told me that the earlier Level
         3/Corporate Software acquisition didn't make sense. Why does this make more sense?.......................................................................................6

INTERNAL - LIMITED DISTRIBUTION TO EMPLOYEES INTERACTING WITH CUSTOMERS - NO EXTERNAL DISTRIBUTION

                                    CUSTOMERS
                             SOFTWARE SPECTRUM Q & A
                         LAST UPDATED: 05/01/02 4:39 PM

                FOR INTERNAL DISCUSSION ONLY - DO NOT DISTRIBUTE
--------------------------------------------------------------------------------


1)   WHO IS LEVEL 3?

     A. Level 3, based in Broomfield, Colorado, is a global communications and information services company offering a wide selection of wholesale fiber optic network services including IP, broadband transport, co-location services and the industry's first Softswitch platform over which it provides voice and dial-up access services.

         Level 3 is focused on selling its communications services to the largest global consumers of bandwidth. Typically, these companies have core businesses that depend on the delivery of bandwidth intensive information. These customers include Regional Bell Operating Companies (RBOC's), long distance providers, Competitive Local Exchange Carriers (CLECs), Internet Service Providers and content and media companies. Two of their top ten customers are companies we are very familiar with
         - AOL and Microsoft. The remaining top 10 customers include Cable & Wireless, Dynegy, Earthlink, France Telecom, Genuity, SBC, United Online and XO Communications. Their customers increasingly order Level 3's services online, allowing their sales teams to provide high value solution consulting. The Level 3 Online Customer Service Center ("Online CSC") is a demonstration of Level 3's commitment to utilize state of the art technology to provide customers unprecedented support tools and service.

         Level 3 has constructed a massive global fiber optic network optimized around Internet Protocol and designed to take advantage of new technologies - both new generations of fiber plus new generations of electronics that are used to "light up" the fiber. The network consists of a U.S. network of 16,000 route miles, a European network of 3,600 route miles, ownership of numerous undersea cables, 6 million square feet of co-location space, and over 930,000 metropolitan fiber miles. While, the troubles of the telecommunications industry have been widely chronicled, Level 3 has positioned itself to take advantage of this by building an upgradeable fiber optic network that includes multi-conduit construction. This enables the company to easily and quickly upgrade the network with latest technology as it become available.

         Additionally, the company is fully funded through free cash flow breakeven. At the end of the first quarter of 2002, Level 3 had available liquidity of approximately $1.8 billion, consisting of $1.1 billon in cash and securities and $650 million under its undrawn revolving credit facility. These two factors are very significant in determining why Level 3 expects to be well positioned when a turnaround in customer demand occurs and to be a viable long-term player in the telecommunications industry.

         Revenues were $1.5 billion for the calendar year ending December 31, 2001 and $386 million for the first quarter 2002. Total assets as of the end of the first quarter were $9 billion Level 3 common stock is traded on the Nasdaq National Market under the symbol LVLT and current market capitalization is approximately $1.6 billion. For more information, visit www.level3.com.

2)   WHY ARE WE DOING THIS?

     A. We believe that the transaction is in the best interest of all stakeholders in the company. The product services business is a dynamic business in which operating efficiencies and

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         growth are key to providing a competitive and compelling customer offering. Our shareholders will receive a significant premium over the Company's historic market price. Our employees will have career opportunities in a much larger organization that will have greater capabilities over multiple geographies. We will be joining a telecommunications organization with one of the largest and best broadband networks in the world.

         Following the closing, our combined international presence will approximate $600 million in annual revenue while our U.S. annual revenue will aggregate approximately $1.8 billion. We will have opportunities to significantly improve the combined earnings of the two companies through reduced operating expenses resulting from our combined synergies and improved economies of scale. This will allow us to provide a most effective, efficient go-to-market channel for all our suppliers. In addition, Corporate Software has forged relationships with Software Asset Management (SAM) companies and companies that provide tools that we do not sell today. Relationships with companies like Peregrine, iPlanet, Eracent and Intraware - have tools that will complement and enhance these offerings.

         The methods of software licensing and software functionality delivery are changing. We believe that Level 3'ss network of broadband transport capabilities and our software licensing expertise position us to be a leader in providing software and software functionality as pervasive computing (such as Microsoft's .NET strategy) becomes a reality.

3)   WHY IS THIS GOOD FOR ME AS A CUSTOMER?

     A. Level 3 positions our customers to take optimal advantage of early developments of the pervasive computing world. Delivery of software and software functionality via the internet and broadband channels will be part of this, and, combined with our expertise in premiere software asset management tools, processes, and people, our customers will have the opportunity to manage their software assets more effectively. The union enhances our global reach by expanding our presence in North America, EMEA, APAC and Japan.

4)   WHERE WILL THE HEADQUARTERS BE LOCATED?

     A. The combined entity will be headquartered in Dallas, Texas. Decisions regarding where specific employees are going to office will be made as a part of the transition plan.

5)   HOW WILL THE MANAGEMENT OF THE NEW COMPANY BE STRUCTURED?

     A. Howard Diamond, CEO of Corporate Software, will become Chairman of the combined companies. Judy Odom will be Chief Executive Officer and Keith Coogan will be President and Chief Operating Officer. Additional positions will be announced in the near future.

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6)   HOW LONG WILL THE TRANSITION TAKE?

     A. Since integration plans will be developed over the next several weeks, we cannot answer this question with certainty at this point in time. From the date of closing, which is expected to be in the third quarter of 2002, we anticipate most of the transition in North America and Asia/Pacific can be completed in 90 days. However, some final aspects of the integration could take up to 180 days. In Europe, given the complexities of doing business there and the number of countries we operate in, we anticipate our integration could take longer to complete.

7)   HOW WILL THE TWO COMPANIES BE INTEGRATED?

     A. A transition and integration team comprised of representatives from key departments in both companies will be responsible for the integration. The best practices of both companies will be integrated into the new organization as well as taking advantage of economies of scale. The new organization will take shape following the close of the transaction. From an IT perspective, Software Spectrum's systems are fully scalable and able to handle the increased volume of activity.

8) TODAY THE AGREEMENT WAS ANNOUNCED AND IT WAS STATED THAT CLOSING WOULD OCCUR IN THE THIRD QUARTER. WHAT HAPPENS IN THE INTERVENING PERIOD?

     A. First and foremost, we continue to operate our business as we always have and provide great customer service and support. Day-to-day business activities will not change prior to closing.

9)   WHAT HAPPENS AFTER CLOSING?

     A. Once the transaction has been successfully completed, formal integration of the two companies will begin. A transition and integration team comprised of representatives from key departments in both companies will be responsible for the integration. The best practices of both companies will be integrated into the new organization as well as taking advantage of economies of scale. The new organization will take shape following the close of the transaction.

10)  WHO DO I CALL IF I HAVE PRICING QUESTIONS?

     A. Pricing questions / processes will remain unchanged until the transaction is closed. You should continue to contact your account manager or CARE team representative.

11)  WILL MY CONTACTS AT SOFTWARE SPECTRUM CHANGE?

     A. No. You will have the same great support team in place that you have today.



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12)  HOW WILL YOU KEEP US UPDATED?

     A. Your account manager will provide you with updates as they become available. Additionally, the company will provide regular updates to ensure there is no disruption in the level of service and support you are provided.


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13)  WHAT SHOULD I DO IF I DO BUSINESS WITH BOTH SOFTWARE SPECTRUM AND
     CORPORATE SOFTWARE?

     A. During the transition period, continue to conduct business as you normally would. Work through your account manager and CARE team for all of your software services. Following the close of this transaction, we will work to ensure you will receive the proper coverage and consistent service levels in all geographies.

14)  WHAT EFFECT WILL THIS HAVE ON MY CONTRACTS?

     A. Your licensing contracts will not be impacted during the transition period. We will work closely with our software publishing partners during the transition to ensure a smooth migration process.

15)  HOW WILL MY ACCOUNT BE SERVICED DURING THE INTERIM?

     A. During the transition period, continue to conduct business as you normally would. Work through your account manager and CARE team for all of your software service needs.

16)  WHO DO I CALL IF I NEED TO PLACE AN ORDER?

     A. During the transition period, continue to conduct business as you normally would. Work through your account manager and CARE team for all of your software service needs.

17) A SOFTWARE SPECTRUM REPRESENTATIVE TOLD ME THAT THE EARLIER LEVEL 3/CORPORATE SOFTWARE ACQUISITION DIDN'T MAKE SENSE. WHY DOES THIS MAKE MORE SENSE?

     A. From a global perspective, the combination of Software Spectrum and Corporate Software gives Level 3 a significant customer base in every major geography in the world including, Japan and Asia/Pacific in addition to Europe and North America. From a services development standpoint, the efficiencies and scale of the combined entities will facilitate the creation of new electronic and web services continuing to help customers drive down costs associated with the acquisition, deployment and management of their software assets.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

Software Spectrum plans to mail a proxy statement to its shareholders in connection with a shareholder meeting to consider and vote on a proposal to approve the merger. Shareholders of the company and other investors are urged to read the proxy statement carefully when it becomes available because it will contain important information about Software Spectrum, the merger and related matters. Shareholders and investors can obtain free copies of the proxy



                                  Page 6 of 7
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statement when it becomes available by contacting Investor Relations, Software
Spectrum, 2140 Merritt Drive, Garland, Texas, 75041, (972) 840-6600. In addition, shareholders and investors will be able to obtain free copies of the proxy statement in connection with the merger and other documents filed by Software Spectrum with the Securities and Exchange Commission at the SEC's web site at www.sec.gov.

Software Spectrum and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of the company's shareholders to approve the proposed merger. Such individuals may have interests in the merger, including as a result of holding options or shares of the company's stock. A detailed list of the names, affiliations and interests of the participants in the solicitation will be contained in the proxy statement that will be filed by Software Spectrum with the SEC.

INTERNAL/EXTERNAL - VERBAL COMMUNICATION WITH CUSTOMERS - WILL NOT BE
DISTRIBUTED

CUSTOMER SCRIPT
--------------------------------------------------------------------------------

Hi, this is ________ from Software Spectrum, and I'd like to share some important news with you.

I am very excited to advise you that Software Spectrum has signed a definitive agreement to merge with Level 3. Upon closing, Software Spectrum will then be combined with Corporate Software, which Level 3 acquired earlier this year.

Level 3, as you may know, is a global communications and information services company offering a wide selection of network and broadband services.

Their customer base today consists of some of the largest consumers of bandwidth
- companies whose core business depends on the delivery of rich content via the Internet. Their largest customers include AOL and Microsoft.

Combined, our international presence will approximate $600 million in annual software revenue, while our U.S. annual revenue will aggregate approximately $1.8 billion. This expanded presence will enable us to even better serve our customers with locations worldwide.

Level 3 positions our customers to take optimal advantage of early developments of the pervasive computing world. Delivery of software and software functionality via the Internet and broadband channels will be part of this world. The combined expertise of premiere software asset management tools, processes and people will allow you to manage your software assets more effectively. Software publishers, managed services providers, as well as emerging technology companies, will, we believe, come to know us as the most effective and efficient go-to-market vehicle for new products. We should, therefore, continue to be you best source for this sort of information.

The new Software Spectrum will be headquartered in Dallas, Texas. Howard Diamond, CEO of Corporate Software will become Chairman of the combined companies. Judy Odom will be the Chief Executive Officer and Keith Coogan will be the President and Chief Operating Officer, both of whom are currently serving in these capacities with Software Spectrum.

Our commitment to you will not change. We will keep you updated on our progress and the benefits you will see as we bring these companies together. We value your business and I can assure you that Software Spectrum will strive to ensure this transaction results in even better services and offerings for your organization.

Are there any questions I can answer for you?  (REFER TO Q & A SHEET)

If you have any questions later, please do not hesitate to contact your account manager or me.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

Software Spectrum plans to mail a proxy statement to its shareholders in connection with a shareholder meeting to consider and vote on a proposal to approve the merger. Shareholders of the company and other investors are urged to read the proxy statement carefully when it becomes available because it will contain important information about Software Spectrum, the merger and related matters. Shareholders and investors can obtain free copies of the proxy statement when it becomes available by contacting Investor Relations, Software Spectrum, 2140 Merritt Drive, Garland, Texas, 75041, (972) 840-6600. In addition, shareholders and investors will be able to obtain free copies of the proxy statement in connection with the merger and other documents filed by Software Spectrum with the Securities and Exchange Commission at the SEC's web site at www.sec.gov.

Software Spectrum and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of the company's shareholders to approve the proposed merger. Such individuals may have interests in the merger, including as a result of holding options or shares of the company's stock. A detailed list of the names, affiliations and interests of the participants in the solicitation will be contained in the proxy statement that will be filed by Software Spectrum with the SEC.

EXTERNAL - EMAIL TO CUSTOMERS

CUSTOMER EMAIL
--------------------------------------------------------------------------------

Software Spectrum Customer

It was announced today that Software Spectrum and Level 3 have signed a definitive merger agreement for the acquisition of Software Spectrum. Following closing, Level 3 will merge Software Spectrum with Corporate Software, another software services firm that it acquired earlier this year, to form a services firm with over $2 billion in annual revenues.

Software Spectrum will continue to provide the software services you rely on to effectively procure and manage your software assets. This merger will only enhance the unbiased access to technology products and solutions we provide you. Our combined experience in volume licensing and our state-of-the-art e-tools will add even more value to your organization.

The new company will have relationships with over a thousand different software publishers. The company will have an extensive global presence and combined resources available to continue to provide outstanding customer service. The software industry is experiencing dramatic change and software is viewed by many as a service. As the channels for distribution of software and licensing options continue to evolve, the relationship with Level 3, and their ability to provide access to their broadband networks, will offer significant advantages to the new Software Spectrum and our customers.

This transaction is expected to close in the third quarter of 2002. In the meantime, our commitment and service to you will not change. We will communicate with you on a regular basis to keep you informed of our progress and the benefits you will see as we bring these companies together.

We value your business and I can assure you that Software Spectrum will strive to ensure this transaction results in even better services and offerings for your organization. If you have any questions, please feel free to contact your account manager, or me personally at 972-864-5202.

Sincerely,

Roger J. King
President, Product Services
Software Spectrum

EXTERNAL - EMAIL TO CUSTOMERS

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

Software Spectrum plans to mail a proxy statement to its shareholders in connection with a shareholder meeting to consider and vote on a proposal to approve the merger. Shareholders of the company and other investors are urged to read the proxy statement carefully when it becomes available because it will contain important information about Software Spectrum, the merger and related matters. Shareholders and investors can obtain free copies of the proxy statement when it becomes available by contacting Investor Relations, Software Spectrum, 2140 Merritt Drive, Garland, Texas, 75041, (972) 840-6600. In addition, shareholders and investors will be able to obtain free copies of the proxy statement in connection with the merger and other documents filed by Software Spectrum with the Securities and Exchange Commission at the SEC's web site at www.sec.gov.

Software Spectrum and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of the company's shareholders to approve the proposed merger. Such individuals may have interests in the merger, including as a result of holding options or shares of the company's stock. A detailed list of the names, affiliations and interests of the participants in the solicitation will be contained in the proxy statement that will be filed by Software Spectrum with the SEC.

EXTERNAL - COMPANY INTERNET WEB SITE
Software Spectrum Web Page


--------------------------------------------------------------------------------

It was recently announced that Software Spectrum and Level 3 have signed a definitive merger agreement whereby Level 3 will purchase all outstanding shares of Software Spectrum. Following close of this transaction, Software Spectrum and Corporate Software, another software services firm that Level 3 acquired earlier this year, will be combined.

The combined entity will continue to provide the software services our customers rely on to effectively procure and manage their software assets. This merger will only enhance the unbiased access to technology products and solutions we provide.

The software industry is experiencing dramatic change and software is viewed by many as a service. As the channels for distribution of software and licensing options continue to evolve, the relationship with Level 3, and the ability to provide access to their unique broadband network, will offer significant advantages to Software Spectrum's customers.

This transaction is expected to close in the third quarter of 2002. In the meantime, our commitment and service to our customers will not change. We will provide regular updates of our progress and the benefits you will see as we bring these companies together.

[Link to Press Release]

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

Software Spectrum plans to mail a proxy statement to its shareholders in connection with a shareholder meeting to consider and vote on a proposal to approve the merger. Shareholders of the company and other investors are urged to read the proxy statement carefully when it becomes available because it will contain important information about Software Spectrum, the merger and related matters. Shareholders and investors can obtain free copies of the proxy statement when it becomes available by contacting Investor Relations, Software Spectrum, 2140 Merritt Drive, Garland, Texas, 75041, (972) 840-6600. In addition, shareholders and investors will be able to obtain free copies of the proxy statement in connection with the merger and other documents filed by Software Spectrum with the Securities and Exchange Commission at the SEC's web site at www.sec.gov.

Software Spectrum and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of the company's shareholders to approve the proposed merger. Such individuals may have interests in the merger, including as a result of holding options or shares of the company's stock. A detailed list of the names, affiliations and interests of the participants in the solicitation will be contained in the proxy statement that will be filed by Software Spectrum with the SEC.

EXTERNAL - COMPANY INTERNET SITE

CONTACT SERVICES WEB PAGE
--------------------------------------------------------------------------------

It was recently announced that Software Spectrum and Level 3 have signed a definitive merger agreement whereby Level 3 will purchase all outstanding shares of Software Spectrum.

The combined entity will continue to provide the exceptional customer support our customers rely on through our various contact center locations. This merger will only enhance the unbiased access to technology products and solutions we provide. The relationship with Level 3, and the ability to provide access to their unique broadband network, will offer significant advantages to Software Spectrum's customers.

This transaction is expected to close in the third quarter of 2002. In the meantime, our commitment and service to our customers will not change. We will provide regular updates of our progress and the benefits you will see as we bring these companies together.

Link to Press Release

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

Software Spectrum plans to mail a proxy statement to its shareholders in connection with a shareholder meeting to consider and vote on a proposal to approve the merger. Shareholders of the company and other investors are urged to read the proxy statement carefully when it becomes available because it will contain important information about Software Spectrum, the merger and related matters. Shareholders and investors can obtain free copies of the proxy statement when it becomes available by contacting Investor Relations, Software Spectrum, 2140 Merritt Drive, Garland, Texas, 75041, (972) 840-6600. In addition, shareholders and investors will be able to obtain free copies of the proxy statement in connection with the merger and other documents filed by Software Spectrum with the Securities and Exchange Commission at the SEC's web site at www.sec.gov.

Software Spectrum and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of the company's shareholders to approve the proposed merger. Such individuals may have interests in the merger, including as a result of holding options or shares of the company's stock. A detailed list of the names, affiliations and interests of the participants in the solicitation will be contained in the proxy statement that will be filed by Software Spectrum with the SEC.

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                                    PUBLISHER
                                      Q & A
                         LAST UPDATED: 05/01/02 4:43 PM

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--------------------------------------------------------------------------------


                                      INDEX


                                                                                                     Page Number
                                                                                                     -----------

1)       Who is Level 3?...................................................................................2

2)       Why are we doing this?............................................................................3

3)       Why is this good for Publishers?..................................................................3

4)       Why is this good for Software Spectrum?...........................................................3

5)       Where will the headquarters be located?...........................................................3

6)       How will the management of the new company be structured?.........................................4

7)       How long will the transition take?................................................................4

8)       How will the two companies be integrated?.........................................................4

9)       What will the new company look like?..............................................................4

10)      Today the agreement was announced and it was stated that closing would occur in the third quarter. What happens in the intervening period?..........................4

11)      What happens after closing?.......................................................................4

12)      What will this mean for customers?................................................................5

13)      Who do I contact with questions?..................................................................5

14)      How will business be handled prior to closing?....................................................5

15)      How will you keep us updated?.....................................................................5

16)      Prior to closing, how should I work with both Software Spectrum and
              Corporate Software?..........................................................................5

17)      After closing, how will I work with Software Spectrum?............................................5

18)      After the deal is closed, what will be different for me?..........................................5

19)      What impact will this have on sales?..............................................................6

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                                    PUBLISHER
                                      Q & A
                         LAST UPDATED: 05/01/02 4:43 PM

                FOR INTERNAL DISCUSSION ONLY - DO NOT DISTRIBUTE
--------------------------------------------------------------------------------


(1)  WHO IS LEVEL 3?

     A. Level 3, based in Broomfield, Colorado, is a global communications and information services company offering a wide selection of wholesale fiber optic network services including IP, broadband transport, co-location services and the industry's first Softswitch platform over which it provides voice and dial-up access services.

         Level 3 is focused on selling its communications services to the largest global consumers of bandwidth. Typically, these companies have core businesses that depend on the delivery of bandwidth intensive information. These customers include Regional Bell Operating Companies (RBOC's), long distance providers, Competitive Local Exchange Carriers (CLECs), Internet Service Providers and content and media companies. Two of their top ten customers are companies we are very familiar with
         - AOL and Microsoft. The remaining top 10 customers include Cable & Wireless, Dynegy, Earthlink, France Telecom, Genuity, SBC, United Online and XO Communications. Their customers increasingly order Level 3's services online, allowing their sales teams to provide high value solution consulting. The Level 3 Online Customer Service Center ("Online CSC") is a demonstration of Level 3's commitment to utilize state of the art technology to provide customers unprecedented support tools and service.

         Level 3 has constructed a massive global fiber optic network optimized around Internet Protocol and designed to take advantage of new technologies - both new generations of fiber plus new generations of electronics that are used to "light up" the fiber. The network consists of a U.S. network of 16,000 route miles, a European network of 3,600 route miles, ownership of numerous undersea cables, 6 million square feet of co-location space, and over 930,000 metropolitan fiber miles. While, the troubles of the telecommunications industry have been widely chronicled, Level 3 has positioned itself to take advantage of this by building an upgradeable fiber optic network that includes multi-conduit construction. This enables the company to easily and quickly upgrade the network with latest technology as it become available.

         Additionally, the company is fully funded through free cash flow breakeven. At the end of the first quarter of 2002, Level 3 had available liquidity of approximately $1.8 billion, consisting of $1.1 billon in cash and securities and $650 million under its undrawn revolving credit facility. These two factors are very significant in determining why Level 3 expects to be well positioned when a turnaround in customer demand occurs and to be a viable long-term player in the telecommunications industry.

         Revenues were $1.5 billion for the calendar year ending December 31, 2001 and $386 million for the first quarter 2002. Total assets as of the end of the first quarter were $9 billion Level 3 common stock is traded on the Nasdaq National Market under the symbol LVLT and current market capitalization is approximately $1.6 billion. For more information, visit www.level3.com.

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                                    PUBLISHER
                                      Q & A
                         LAST UPDATED: 05/01/02 4:43 PM

                FOR INTERNAL DISCUSSION ONLY - DO NOT DISTRIBUTE
--------------------------------------------------------------------------------


(2)  WHY ARE WE DOING THIS?

     A. We believe that the transaction is in the best interest of all stakeholders in the company. The product services business is a dynamic business in which operating efficiencies and growth are key to providing a competitive and compelling customer offering. Our shareholders will receive a significant premium over the Company's historic market price. Our employees will have career opportunities in a much larger organization that will have greater capabilities over multiple geographies. We will be joining a telecommunications organization with one of the largest and best broadband networks in the world.

         Following the closing, our combined international presence will approximate $600 million in annual revenue while our U.S. annual revenue will aggregate approximately $1.8 billion. We will have opportunities to significantly improve the combined earnings of the two companies through reduced operating expenses resulting from our combined synergies and improved economies of scale. This will allow us to provide a most effective, efficient go-to-market channel for all our suppliers. In addition, Corporate Software has forged relationships with Software Asset Management (SAM) companies and companies that provide tools that we do not sell today. Relationships with companies like Peregrine, iPlanet, Eracent and Intraware - have tools that will complement and enhance these offerings.

         The methods of software licensing and software functionality delivery are changing. We believe that Level 3'ss network of broadband transport capabilities and our software licensing expertise position us to be a leader in providing software and software functionality as pervasive computing (such as Microsoft's .NET strategy) becomes a reality.

3)   WHY IS THIS GOOD FOR PUBLISHERS?

     A. Software Spectrum will be your best go-to-market vehicle for new product offerings, new managed service offerings, etc. Our customer base will be far and away the best target platform for you to use for beta testing, product development input, etc.

4)   WHY IS THIS GOOD FOR SOFTWARE SPECTRUM?

     A. This makes Software Spectrum a very compelling vehicle for go-to-market campaigns for new products. Our customer base includes many large enterprise accounts in every major market in the world from Tokyo to Sydney, London, Paris and Munich.

5)   WHERE WILL THE HEADQUARTERS BE LOCATED?

     A. The combined entity will be headquartered in Dallas, Texas. Decisions regarding where specific employees are going to office will be made as a part of the transition plan.

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                                    PUBLISHER
                                      Q & A
                         LAST UPDATED: 05/01/02 4:43 PM

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--------------------------------------------------------------------------------


6)   HOW WILL THE MANAGEMENT OF THE NEW COMPANY BE STRUCTURED?

     A. Howard Diamond, CEO of Corporate Software, will become Chairman of the combined companies. Judy Odom will be Chief Executive Officer and Keith Coogan will be President and Chief Operating Officer. Additional positions will be announced in the near future.

7)   HOW LONG WILL THE TRANSITION TAKE?

     A. Since integration plans will be developed over the next several weeks, we cannot answer this question with certainty at this point in time. From the date of closing, which is expected to be in the third quarter of 2002, we anticipate most of the transition in North America and Asia/Pacific can be completed in 90 days. However, some final aspects of the integration could take up to 180 days. In Europe, given the complexities of doing business there and the number of countries we operate in, we anticipate our integration could take longer to complete.

8)   HOW WILL THE TWO COMPANIES BE INTEGRATED?

     A. A transition and integration team comprised of representatives from key departments in both companies will be responsible for the integration. The best practices of both companies will be integrated into the new organization as well as taking advantage of economies of scale. The new organization will take shape following the close of the transaction.

9)   WHAT WILL THE NEW ORGANIZATION LOOK LIKE?

     A. The structure of the combined organization has not been finalized at this point. Final organizational decisions will be announced concurrent with the closing of the transaction.

10) TODAY THE AGREEMENT WAS ANNOUNCED AND IT WAS STATED THAT CLOSING WOULD OCCUR IN THE THIRD QUARTER. WHAT HAPPENS IN THE INTERVENING PERIOD?

     A. First and foremost, we continue to operate our business as we always have and provide great customer service and support. Day-to-day business activities will not change prior to closing. We will continue to compete with Corporate Software.

11)  WHAT HAPPENS AFTER CLOSING?

     A. Once the transaction has been successfully completed, formal integration of the two companies will begin. A transition and integration team comprised of representatives from key departments in both companies will be responsible for the integration. The best practices of both companies will be integrated into the new organization as well as taking advantage of economies of scale. The new organization will take shape following the close of the transaction.

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                                      Q & A
                         LAST UPDATED: 05/01/02 4:43 PM

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--------------------------------------------------------------------------------

12)  WHAT WILL THIS MEAN FOR CUSTOMERS?

     A. When the transaction is complete, our customers will enjoy the same great service they have been receiving. Software Spectrum customers will be better served in Europe, and Corporate Software customers will be better served in Asia/Pacific and Japan. We will be able to leverage best practices of both companies to enhance the level of service we provide to all our customers.

13)  WHO DO I CONTACT WITH QUESTIONS?

     A. Continue to work with your normal day-to-day contact. During the transition, it will be business as usual.

14)  HOW WILL BUSINESS BE HANDLED PRIOR TO CLOSING?

     A. Prior to closing it will be business as usual. We will continue to aggressively source your product for our mutual customers and service them as always.

15)  HOW WILL YOU KEEP US UPDATED?

     A. There will not be a lot of information that we can provide prior to closing but we will provide you regular updates as more information becomes available.

16) PRIOR TO CLOSING, HOW SHOULD I WORK WITH BOTH SOFTWARE SPECTRUM AND CORPORATE SOFTWARE?

     A. You should continue to work with both organizations as you do today. Nothing changes prior to closing. It remains business as usual as we grow our business and support our customers. Software Spectrum and Corporate Software will continue to compete with each other prior to closing.

17) AFTER CLOSING, HOW WILL I WORK WITH BOTH SOFTWARE SPECTRUM AND CORPORATE SOFTWARE?

     A. You will be working with only one organization versus two today. The only difference will be a larger company, with an even greater marquis customer base, expanded global presence, and enhanced software asset management tools.

18)  AFTER THE DEAL IS CLOSED, WHAT WILL BE DIFFERENT FOR ME?

     A. You will be working with only one organization versus two today. The only difference will be a larger company, with an even greater marquis customer base, expanded global presence, and enhanced software asset management tools.


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                                      Q & A
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--------------------------------------------------------------------------------

19)  WHAT IMPACT WILL THIS HAVE ON SALES?

     A. We must, and will, keep our eyes focused on our customers and the kind of support and service they have come to expect from Software Spectrum. We will continue to drive revenue and generate business for us and for you.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

Software Spectrum plans to mail a proxy statement to its shareholders in connection with a shareholder meeting to consider and vote on a proposal to approve the merger. Shareholders of the company and other investors are urged to read the proxy statement carefully when it becomes available because it will contain important information about Software Spectrum, the merger and related matters. Shareholders and investors can obtain free copies of the proxy statement when it becomes available by contacting Investor Relations, Software Spectrum, 2140 Merritt Drive, Garland, Texas, 75041, (972) 840-6600. In addition, shareholders and investors will be able to obtain free copies of the proxy statement in connection with the merger and other documents filed by Software Spectrum with the Securities and Exchange Commission at the SEC's web site at www.sec.gov.

Software Spectrum and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of the company's shareholders to approve the proposed merger. Such individuals may have interests in the merger, including as a result of holding options or shares of the company's stock. A detailed list of the names, affiliations and interests of the participants in the solicitation will be contained in the proxy statement that will be filed by Software Spectrum with the SEC.

INTERNAL/EXTERNAL - VOICE COMMUNICATION TO PUBLISHERS - WILL NOT BE DISTRIBUTED

PUBLISHER SCRIPT
--------------------------------------------------------------------------------

Hi, this is ________ from Software Spectrum, and I'd like to share some important news with you.

We are pleased to announce that we have signed a definitive merger agreement whereby Software Spectrum will be acquired by Level 3. The merger is subject to approval by our shareholders and satisfaction of other conditions, including termination of antitrust waiting periods.

Upon closing, Level 3 will merge Software Spectrum with Corporate Software, another software services firm that Level 3 acquired earlier this year. Combined, our international presence will approximate $600 million in annual revenue, while our U.S. annual revenue will aggregate approximately $1.8 billion. This expanded presence will enable us to even better serve our customers with locations worldwide.

The combined entity will be headquartered in Dallas, Texas. Howard Diamond, CEO of Corporate Software will become Chairman of the combined companies. Judy Odom will be the Chief Executive Officer and Keith Coogan will be the President and Chief Operating Officer.

Our goal will be to continue to provide outstanding service to our mutual customers. Our employees will have the opportunity to participate in an organization that will have greater capabilities over multiple geographies and the opportunity to join a telecommunications organization with one of the largest broadband networks in the world. This transaction is expected to close in the third quarter of 2002. In the meantime, our commitment and service to you and our customers will not change. We will continue to aggressively sell your products to our customers and continue to conduct business as we have in the past.

We will communicate with you on a regular basis to keep you informed of our progress as the closing date of the transaction nears.

Are there any questions I can answer for you?  (REFER TO Q & A SHEET)

We value our relationship with you and look forward to continuing to work together to provide the products and services our customers have come to expect from us. If you have any questions, please feel free to contact me or Gary Hanson, at 972-864-5257 or Rob Graham, at 972-864-4001.


ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

Software Spectrum plans to mail a proxy statement to its shareholders in connection with a shareholder meeting to consider and vote on a proposal to approve the merger. Shareholders of the company and other investors are urged to read the proxy statement carefully when it becomes available because it will contain important information about

INTERNAL/EXTERNAL - VOICE COMMUNICATION TO PUBLISHERS - WILL NOT BE DISTRIBUTED

Software Spectrum, the merger and related matters. Shareholders and investors can obtain free copies of the proxy statement when it becomes available by contacting Investor Relations, Software Spectrum, 2140 Merritt Drive, Garland, Texas, 75041, (972) 840-6600. In addition, shareholders and investors will be able to obtain free copies of the proxy statement in connection with the merger and other documents filed by Software Spectrum with the Securities and Exchange Commission at the SEC's web site at WWW.SEC.GOV.

Software Spectrum and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of the company's shareholders to approve the proposed merger. Such individuals may have interests in the merger, including as a result of holding options or shares of the company's stock. A detailed list of the names, affiliations and interests of the participants in the solicitation will be contained in the proxy statement that will be filed by Software Spectrum with the SEC.

EXTERNAL - EMAIL TO SELECTED SOFTWARE PUBLISHER EMPLOYEES

PUBLISHER EMAIL
--------------------------------------------------------------------------------

Software Spectrum Partner

We are pleased to announce that we have signed a definitive merger agreement whereby Software Spectrum will be acquired by Level 3. The merger is subject to approval by our shareholders and satisfaction of other conditions, including termination of antitrust waiting periods. Upon closing, Software Spectrum and Corporate Software, another software services firm that Level 3 acquired earlier this year, will be combined.

Our goal will be to continue to provide outstanding service to our mutual customers. Our employees will have the opportunity to participate in an organization that will have greater capabilities over multiple geographies and the opportunity to join a telecommunications organization with one of the largest broadband networks in the world. This transaction is expected to close in the third quarter of 2002. In the meantime, our commitment and service to you and our customers will not change. We will continue to aggressively sell your products to our customers and continue to conduct business as we have in the past.

We will communicate with you on a regular basis to keep you informed of our progress as the closing date of the transaction nears.

We value our relationship with you and look forward to continuing to work together to provide the products and services our customers have come to expect from us. If you have any questions, please feel free to contact me at 972-864-4001 or Gary Hanson, at 972-864-5257.

Sincerely,




Rob Graham
Vice President, Strategic Relationships
Software Spectrum

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

Software Spectrum plans to mail a proxy statement to its shareholders in connection with a shareholder meeting to consider and vote on a proposal to approve the merger. Shareholders of the company and other investors are urged to read the proxy statement carefully when it becomes available because it will contain important information about Software Spectrum, the merger and related matters. Shareholders and investors can obtain free copies of the proxy statement when it becomes available by contacting

EXTERNAL - EMAIL TO SELECTED SOFTWARE PUBLISHER EMPLOYEES

Investor Relations, Software Spectrum, 2140 Merritt Drive, Garland, Texas, 75041, (972) 840-6600. In addition, shareholders and investors will be able to obtain free copies of the proxy statement in connection with the merger and other documents filed by Software Spectrum with the Securities and Exchange Commission at the SEC's web site at WWW.SEC.GOV.

Software Spectrum and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of the company's shareholders to approve the proposed merger. Such individuals may have interests in the merger, including as a result of holding options or shares of the company's stock. A detailed list of the names, affiliations and interests of the participants in the solicitation will be contained in the proxy statement that will be filed by Software Spectrum with the SEC.



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                                      MEDIA
                             SOFTWARE SPECTRUM Q & A
                         LAST UPDATED: 05/01/02 4:42 PM

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                                      INDEX


                                                                                                     Page Number
                                                                                                     -----------
1)       Who is Level 3?...................................................................................2

2)       Who is Corporate Software?........................................................................2

3)       Why are we doing this?............................................................................3

4)       Where will the headquarters be located?...........................................................3

5)       How will the management of the new company be structured?.........................................3

6)       How long will the transition take?................................................................4

7)       How will the two companies be integrated?.........................................................4

8)       What will the new organization look like?.........................................................4

9)       Will there be staff reductions?...................................................................4

10)      Today the agreement was announced and it was stated that closing would occur in the third quarter. What happens in the intervening period?..........................4

11)      What happens after closing?.......................................................................4

12)      How is the transaction structured?................................................................5

13)      What will this mean for customers?................................................................5

14)      How will business be handled prior to closing?....................................................5

15)      Will employees be relocating to Dallas?...........................................................5

16)      What is the projected revenue of the combined company?............................................5

17)      Will the company still be public?.................................................................5



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                                      MEDIA
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                         LAST UPDATED: 05/01/02 4:42 PM

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--------------------------------------------------------------------------------


1)   WHO IS LEVEL 3?

     A. Level 3, based in Broomfield, Colorado, is a global communications and information services company offering a wide selection of wholesale fiber optic network services including IP, broadband transport, co-location services and the industry's first Softswitch platform over which it provides voice and dial-up access services.

         Level 3 is focused on selling its communications services to the largest global consumers of bandwidth. Typically, these companies have core businesses that depend on the delivery of bandwidth intensive information. These customers include Regional Bell Operating Companies (RBOC's), long distance providers, Competitive Local Exchange Carriers (CLECs), Internet Service Providers and content and media companies. Two of their top ten customers are companies we are very familiar with
         - AOL and Microsoft. The remaining top 10 customers include Cable & Wireless, Dynegy, Earthlink, France Telecom, Genuity, SBC, United Online and XO Communications. Their customers increasingly order Level 3's services online, allowing their sales teams to provide high value solution consulting. The Level 3 Online Customer Service Center ("Online CSC") is a demonstration of Level 3's commitment to utilize state of the art technology to provide customers unprecedented support tools and service.

         Level 3 has constructed a massive global fiber optic network optimized around Internet Protocol and designed to take advantage of new technologies - both new generations of fiber plus new generations of electronics that are used to "light up" the fiber. The network consists of a U.S. network of 16,000 route miles, a European network of 3,600 route miles, ownership of numerous undersea cables, 6 million square feet of co-location space, and over 930,000 metropolitan fiber miles. While, the troubles of the telecommunications industry have been widely chronicled, Level 3 has positioned itself to take advantage of this by building an upgradeable fiber optic network that includes multi-conduit construction. This enables the company to easily and quickly upgrade the network with latest technology as it become available.

         Additionally, the company is fully funded through free cash flow breakeven. At the end of the first quarter of 2002, Level 3 had available liquidity of approximately $1.8 billion, consisting of $1.1 billon in cash and securities and $650 million under its undrawn revolving credit facility. These two factors are very significant in determining why Level 3 expects to be well positioned when a turnaround in customer demand occurs and to be a viable long-term player in the telecommunications industry.

         Revenues were $1.5 billion for the calendar year ending December 31, 2001 and $386 million for the first quarter 2002. Total assets as of the end of the first quarter were $9 billion Level 3 common stock is traded on the Nasdaq National Market under the symbol LVLTand current market capitalization is approximately $1.6 billion. For more information, visit www.level3.com.

2)   WHO IS CORPORATE SOFTWARE?

     A. Corporate Software, based in Norwood, Massachusetts, is a global leader in improving the way companies acquire, implement and manage software technology. For the


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                                      MEDIA
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         calendar year ending December 31, 2001, Corporate Software revenue exceeded $1.1 billion with approximately $400 million of this coming from international locations. Founded in 1983, Corporate Software delivers a full-service offering that helps more than 5,000 customers in 128 countries achieve maximum return on their software investments through dedicated software licensing experts, comprehensive procurement and license management tools, and product selection consultation on business-vertical software, including desktop, storage, security, infrastructure and data management. For more information, visit www.corporatesoftware.com.

3)   WHY ARE WE DOING THIS?

     A. We believe that the transaction is in the best interest of all stakeholders in the company. The product services business is a dynamic business in which operating efficiencies and growth are key to providing a competitive and compelling customer offering. Our shareholders will receive a significant premium over the Company's historic market price. Our employees will have career opportunities in a much larger organization that will have greater capabilities over multiple geographies. We will be joining a telecommunications organization with one of the largest and best broadband networks in the world.

         Following the closing, our combined international presence will approximate $600 million in annual revenue while our U.S. annual revenue will aggregate approximately $1.8 billion. We will have opportunities to significantly improve the combined earnings of the two companies through reduced operating expenses resulting from our combined synergies and improved economies of scale. This will allow us to provide a most effective, efficient go-to-market channel for all our suppliers. In addition, Corporate Software has forged relationships with Software Asset Management (SAM) companies and companies that provide tools that we do not sell today. Relationships with companies like Peregrine, iPlanet, Eracent and Intraware - have tools that will complement and enhance these offerings.

         The methods of software licensing and software functionality delivery are changing. We believe that Level 3'ss network of broadband transport capabilities and our software licensing expertise position us to be a leader in providing software and software functionality as pervasive computing (such as Microsoft's .NET strategy) becomes a reality.

4)   WHERE WILL THE HEADQUARTERS BE LOCATED?

     A. The combined entity will be headquartered in Dallas, Texas. Decisions regarding where specific employees are going to office will be made as a part of the transition plan.

5)   HOW WILL THE MANAGEMENT OF THE NEW COMPANY BE STRUCTURED?

     A. Howard Diamond, CEO of Corporate Software, will become Chairman of the combined companies. Judy Odom will be Chief Executive Officer and Keith Coogan will be


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         President and Chief Operating Officer. Additional positions will be announced in the near future.


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(6)  HOW LONG WILL THE TRANSITION TAKE?

     A. Since integration plans will be developed over the next several weeks, we cannot answer this question with certainty at this point in time. We anticipate most of the transition in North America and Asia/Pacific can be completed in 90 days from the date of closing, which is expected to be in the third quarter of 2002. However, some final aspects of the integration could take up to 180 days. In Europe, given the complexities of doing business there and the number of countries we operate in, we anticipate our integration could take longer to complete.

7)   HOW WILL THE TWO COMPANIES BE INTEGRATED?

     A. A transition and integration team comprised of representatives from key departments in both companies will be responsible for the integration.

8)   WHAT WILL THE NEW ORGANIZATION LOOK LIKE?

     A. The structure of the combined organization has not been finalized at this point. Final organizational decisions will be announced concurrent with the closing of the transaction.

9)   WILL THERE BE STAFF REDUCTIONS?

     A. There are many questions that can only be answered following the closing. Generally, being part of a larger organization creates opportunity for individuals. However, we anticipate that there will likely be some duplicated functions and positions. Both Corporate Software and Software Spectrum have very talented employees, and we will need to continue to retain the best talent from each company for the combined organization. We will identify the specific positions and individuals who will be impacted by these organization changes as quickly as possible following the closing.

10) TODAY THE AGREEMENT WAS ANNOUNCED AND IT WAS STATED THAT CLOSING WOULD OCCUR IN THE THIRD QUARTER. WHAT HAPPENS IN THE INTERVENING PERIOD?

     A. First and foremost, we continue to operate our business as we always have and provide great customer service and support. We will continue to compete with Corporate Software during this period. The offer to purchase all of the outstanding stock of Software Spectrum will be communicated to our shareholders. Following the completion of the offering period, and subject to regulatory approvals, the shares are purchased and the merger will be completed.

11)  WHAT HAPPENS AFTER CLOSING?

     A. Once the transaction has been successfully completed, we will begin the task of integrating and growing the combined business, as rapidly and smoothly as possible.


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12)  HOW IS THE TRANSACTION STRUCTURED?

     A. Level 3 will acquire Software Spectrum by means of a merger under which shares of Software Spectrum common stock are converted into the right to receive $37.00 per share in cash.

13)  WHAT WILL THIS MEAN FOR CUSTOMERS?

     A. When the transaction is complete, our customers will enjoy the same great service they have been receiving. Software Spectrum customers will be better served in Europe, and Corporate Software customers will be better served in Asia/Pacific and Japan. We will be able to leverage best practices of both companies to enhance the level of service we provide to all our customers.

14)  HOW WILL BUSINESS BE HANDLED PRIOR TO CLOSING?

     A.  Day-to-day business activities will not change prior to closing.

15)  WILL EMPLOYEES BE RELOCATING TO DALLAS?

     A. Because the headquarters will be in Dallas, certain employees of the combined entity will be offered employment positions that are available only in Dallas. Certain other employees may be given the opportunity to relocate as we integrate our business and determine our office locations.

16)  WHAT IS THE PROJECTED REVENUE OF THE COMBINED COMPANY?

     A. Combined, our international presence will approximate $600 million in annual revenue while our U.S. annual revenue will aggregate approximately $1.8 billion. We will significantly improve the combined earnings of the two companies through reduced operating expenses resulting from our combined synergies and improved economies of scale.

17)  WILL THE COMPANY STILL BE PUBLIC?

     A. Following the closing, Software Spectrum will no longer be a publicly held and traded company. We will be a wholly owned subsidiary of Level 3, Inc. a publicly traded company on the NASDAQ stock exchange under the ticker symbol LVLT.



ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

Software Spectrum plans to mail a proxy statement to its shareholders in connection with a shareholder meeting to consider and vote on a proposal to approve the merger. Shareholders of the company and other investors are urged to read the proxy statement carefully when it becomes available because it will contain important information about Software Spectrum, the



                                   Page 6 of 7

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                                      MEDIA
                             SOFTWARE SPECTRUM Q & A
                         LAST UPDATED: 05/01/02 4:42 PM

                FOR INTERNAL DISCUSSION ONLY - DO NOT DISTRIBUTE
--------------------------------------------------------------------------------


merger and related matters. Shareholders and investors can obtain free copies of the proxy statement when it becomes available by contacting Investor Relations, Software Spectrum, 2140 Merritt Drive, Garland, Texas, 75041, (972) 840-6600. In addition, shareholders and investors will be able to obtain free copies of the proxy statement in connection with the merger and other documents filed by Software Spectrum with the Securities and Exchange Commission at the SEC's web site at WWW.SEC.GOV.

Software Spectrum and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of the company's shareholders to approve the proposed merger. Such individuals may have interests in the merger, including as a result of holding options or shares of the company's stock. A detailed list of the names, affiliations and interests of the participants in the solicitation will be contained in the proxy statement that will be filed by Software Spectrum with the SEC.

INTERNAL - POWERPOINT PRESENTATION TO CORPSOFT EMPLOYEES

                               CORPORATE SOFTWARE
                                  ANNOUNCEMENT


                            [CORPORATE SOFTWARE LOGO]

INTERNAL - POWERPOINT PRESENTATION TO CORPSOFT EMPLOYEES

TODAY'S ANNOUNCEMENT

LEVEL 3 HAS EXECUTED A DEFINITIVE AGREEMENT TO ACQUIRE SOFTWARE SPECTRUM FOR $133 MILLION

UPON CLOSING, ANTICIPATED IN THE THIRD QUARTER OF 2002, SOFTWARE SPECTRUM AND CORPORATE SOFTWARE WILL MERGE TO FORM A SINGLE ENTITY HEADQUARTERED IN DALLAS, TEXAS

INTERNAL - POWERPOINT PRESENTATION TO CORPSOFT EMPLOYEES

KEY INFORMATION

HOWARD DIAMOND WILL SERVE AS CHAIRMAN OF THE BOARD

JUDY ODOM, CO-FOUNDER AND CURRENT CHAIRMAN AND CEO OF SOFTWARE SPECTRUM, WILL SERVE AS CHIEF EXECUTIVE OFFICER

KEITH COOGAN, CURRENT PRESIDENT AND COO OF SOFTWARE SPECTRUM, WILL CONTINUE IN HIS SAME ROLE

THE REMAINDER OF THE OFFICER GROUP WILL BE ANNOUNCED AS WE GET CLOSER TO THE CLOSING OF THE TRANSACTION

INTERNAL - POWERPOINT PRESENTATION TO CORPSOFT EMPLOYEES

WHY MERGE?

GLOBAL CONSOLIDATION IS INEVITABLE - COMBINED WE ARE THE MOST COMPELLING VALUE PROPOSITION

COMPLIMENTARY STRENGTHS - SOFTWARE SPECTRUM IN NORTH AMERICA AND ASIA/PACIFIC AND CORPORATE SOFTWARE IN EUROPE

COMPATIBLE CULTURES

PERVASIVE COMPUTING - SOFTWARE LICENSING EXPERTISE AND COMBINED CUSTOMER BASE WITH LEVEL 3'S FIBER OPTIC NETWORK POSITION US WELL

MEANINGFUL COST SAVINGS WILL HELP SECURE OUR LONG-TERM FUTURE

INTERNAL - POWERPOINT PRESENTATION TO CORPSOFT EMPLOYEES

WHO IS SOFTWARE SPECTRUM?

FOUNDED IN 1983

BASED IN GARLAND (DALLAS), TEXAS

TWO DIVISIONS

     -   PRODUCT SERVICES

     -   SPECTRUM CONTACT SERVICES

APPROXIMATELY 2,000 EMPLOYEES WORLDWIDE

REVENUES IN EXCESS OF $1.25 BILLION

CUSTOMERS ARE MANY OF THE FORTUNE/GLOBAL 500

PRODUCT SERVICES - BUSINESS-TO-BUSINESS RESELLER OF SOFTWARE WITH OFFICES IN NORTH AMERICA, EUROPE AND ASIA/PACIFIC

CONTACT SERVICES - TECHNICAL AND STRATEGIC PARTNER OUTSOURCING FOR PUBLISHERS, ISPS, ETC.

INTERNAL - POWERPOINT PRESENTATION TO CORPSOFT EMPLOYEES

CORPORATE CULTURE

BELIEFS

     -   "CORE PRINCIPLES"

OBJECTIVES

     -   "FOUNDATION" OF BUSINESS OBJECTIVES CONSISTENT WITH OUR BELIEFS

PRACTICES

     -   "ATTRIBUTES" TO IMPLEMENT OUR BELIEFS AND OBJECTIVES

SPECTRUM PROMISE

     -   VISION

     -   18 PRACTICES

INTERNAL - POWERPOINT PRESENTATION TO CORPSOFT EMPLOYEES

TRANSITION/TIMELINE

THE MERGER IS EXPECTED TO BE COMPLETED IN THE THIRD QUARTER OF 2002

JUDY ODOM AND KEITH COOGAN WILL LEAD THE SOFTWARE SPECTRUM TRANSITION / INTEGRATION TEAM

KEY REPRESENTATIVES OF CORPORATE SOFTWARE WILL BE DESIGNATED AS MEMBERS OF THE TRANSITION TEAM AS WELL

SUBSEQUENT TO CLOSING, INTEGRATION WILL TAKE 60-180 DAYS


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INTERNAL - POWERPOINT PRESENTATION TO CORPSOFT EMPLOYEES

NEXT STEPS

REMAIN FOCUSED ON SERVICING EXISTING CUSTOMERS AND OPERATING OUR TWO COMPANIES AS WE DO TODAY

PLANNING FOR THE LAUNCH OF THE NEW ORGANIZATION

FURTHER COMMUNICATIONS WILL OCCUR ONCE WE HAVE REGULATORY APPROVAL



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INTERNAL - POWERPOINT PRESENTATION TO CORPSOFT EMPLOYEES

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

Software Spectrum plans to mail a proxy statement to its shareholders in connection with a shareholder meeting to consider and vote on a proposal to approve the merger. Shareholders of the company and other investors are urged to read the proxy statement carefully when it becomes available because it will contain important information about Software Spectrum, the merger and related matters. Shareholders and investors can obtain free copies of the proxy statement when it becomes available by contacting Investor Relations, Software Spectrum, 2140 Merritt Drive, Garland, Texas, 75041, (972) 840-6600. In addition, shareholders and investors will be able to obtain free copies of the proxy statement in connection with the merger and other documents filed by Software Spectrum with the Securities and Exchange Commission at the SEC's web site at www.sec.gov.


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INTERNAL - POWERPOINT PRESENTATION TO CORPSOFT EMPLOYEES

Software Spectrum and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of the company's shareholders to approve the proposed merger. Such individuals may have interests in the merger, including as a result of holding options or shares of the company's stock. A detailed list of the names, affiliations and interests of the participants in the solicitation will be contained in the proxy statement that will be filed by Software Spectrum with the SEC.


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INTERNAL - POWERPOINT PRESENTATION TO CORPSOFT EMPLOYEES


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